[GRAPHIC]

                                                 Annual Report November 30, 2001

Oppenheimer
International Growth Fund


                                                      [LOGO] OppenheimerFunds(R)

REPORT HIGHLIGHTS


Fund Objective
Oppenheimer International Growth Fund seeks long-term capital appreciation.

CONTENTS

1    Letter to
     Shareholders

3    An Interview
     with Your Fund's
     Manager

8    Fund Performance

14   Financial
     Statements

35   Independent
     Auditors' Report

36   Federal
     Income Tax
     Information

37   Officers and Trustees

Average Annual Total Returns*
              For the 1-Year Period
              Ended 11/30/01
              Without                   With
              Sales Chg.                Sales Chg.
--------------------------------------------------
Class A       -20.58%                      -25.15%
--------------------------------------------------
Class B       -21.23                       -24.98
--------------------------------------------------
Class C       -21.16                       -21.91
--------------------------------------------------
Class N       -20.33                       -21.13
--------------------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 12 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

     The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the eleventh time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

     During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

     It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

     As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

                    1 | OPPENHEIMER INTERNATIONAL GROWTH FUND

LETTER TO SHAREHOLDERS


     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are "The Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
December 14, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                    2 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

Portfolio Management
Team (l to r)
Frank Jennings
William Wilby
George Evans
(Portfolio Manager)

How did Oppenheimer International Growth Fund perform during the 12 months that ended November 30, 2001? Against a backdrop of economic weakness and declining markets worldwide, Oppenheimer International Growth Fund had a disappointing year. An acceleration of existing weaknesses in worldwide economies during the final quarter of the period had a negative impact on the Fund's holdings. As a result, the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index. However, we are pleased it outperformed the average of the Fund's peer group of international funds, as determined by the Lipper International Fund Index./1/

Why were market conditions so poor?

For several years, a strong economy in the United States had been the key to staving off worldwide recession. However, as early warning signs of a U.S. recession mounted, economies around the globe began to suffer. The September 11 terrorist attacks and military response only exacerbated this economic weakness.

     In Europe, signs of economic slowdown were evident all year long, although less so than in the United States. Tax cuts and the European Central Bank's decision to reduce interest rates a total 1.5% in 2001 provided some economic stimulus. European companies also benefited from a weak euro relative to the U.S. dollar, allowing them to sell their products for less than their American competitors. After September, however, consumer spending slowed and unemployment rose.

1. The Lipper International Fund Index includes the 30 largest mutual funds within the investment category as defined by Lipper. Returns are adjusted for the reinvestment of capital gains distributions and income dividends, without considering sales charges. The Morgan Stanley Capital International EAFE Index is an unmanaged index of the performance of securities listed 20 principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance. Neither index can be purchased directly by investors.

                    3 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

--------------------------------------------------------------------------------
The worldwide downturn in equity markets provided us a rare opportunity to add to the Fund's core holdings at prices that should prove to be very reasonable.
--------------------------------------------------------------------------------

     In Asia, Japan remained mired in a recession throughout the period. Unemployment continued to rise as the Nikkei Index continued to fall. The economic slowdown in the United States hurt already weak Asian markets, which supply many of the components used in technology-related manufacturing.

     The global economic slowdown had a positive effect, albeit a small, limited one, in the emerging markets, where lower global interest rates were a boon for businesses and consumers. Also, cash began to flow into the emerging markets as investors sought alternatives to faltering markets in the U.S. and Europe./2/

What factors contributed to the Fund's underperformance?

A primary factor in the Fund's underperformance was the concentration of its holdings in small- and mid-cap stocks. The Fund also owns fewer stocks than the average international fund, so a gain or loss for any single stock may have a greater impact on total return. The Fund initially paid for this concentration as the economy and markets deteriorated after mid September. However, as markets rallied in October and November, the Fund was able to erase some of those losses sustained in late September.

     The economic downslide was damaging to technology stocks, where we had a sizable exposure, and to airline stocks. After September 11, our shares of Embraer, the Brazilian manufacturer of mid-sized jets, fared poorly as travel and aerospace-related holdings tumbled. Likewise, Japan-based Imagineer Co. Ltd. and French-based Infogrames Entertainment SA, both video game manufacturers, struggled right after September 11, but a new wave of products in the industry helped performance at the end of the period./3/

2. Investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations.
3. Small- and mid-cap stocks, as well as technology stocks, may be more volatile than other equities.

                    4 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Average Annual
Total Returns
For the Periods Ended 12/31/01/4/

Class A                     Since
1-Year           5-Year     Inception
-------------------------------------
-27.83%          6.47%      8.84%

Class B                     Since
1-Year           5-Year     Inception
-------------------------------------
-27.76%          6.62%      8.97%

Class C                     Since
1-Year           5-Year     Inception
-------------------------------------
-24.74%          6.94%      9.11%

Class N                     Since
1-Year           5-Year     Inception
-------------------------------------
N/A              N/A        -20.44%

How did you alter the portfolio in response to these near-term trends?

Generally, we maintained our positions, or added to them where prices were attractive. For instance, we continue to own Embraer. Long-term trends for this company are thought to be positive. Fewer travelers may increase demand for Embraer's jets, which, due to their smaller size, allow airlines to carry fewer passengers more economically.

     We also remained committed to our technology holdings. In selecting securities for the portfolio, we are guided in part by four long-term growth trends: mass affluence, new technology, restructuring and aging. We believe our tech stocks may benefit from the second trend, new technology. What's more, our core tech holdings fit our other investment criteria well: they are good companies, in good businesses, and available at good prices.

How did the rest of the portfolio perform during the period?

While most market sectors showed weakness, the Fund's financial stocks performed well. As governments in the United States and Europe cut interest rates during the year, it prompted greater demand for consumer credit and mortgages. Meanwhile, consumer staples stocks, long considered "recession proof," also performed well.

     One of our strongest performers was Wella AG, whose hair-coloring products work well within the Fund's aging theme. Strong management and the weak euro allowed Wella to increase its market share.

     We also saw strength in Reed International plc, a mass affluence theme holding, and in Nintendo Co. Ltd., a new technology stock. British media company Reed International is well positioned to profit from the information revolution through its specialized publications and "knowledge services" like LexisNexis./(TM)/ At Nintendo, the Japanese video game maker, a strong brand is matched by savvy management who understand pricing models

4. See Notes on page 12 for further details.

                    5 | OPPENHEIMER INTERNATIONAL GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

and operating a tight ship on lean margins. Additionally, the video game industry has increased potential for earnings growth, thanks to a new generation of gaming systems and products launched recently by Nintendo, Microsoft and Sony.

What is the Fund's outlook for the future?

Our outlook is positive. Since September 11, the American and Japanese central banks have pumped an unprecedented amount of capital into their respective economies. In addition, the cost of money, already low before September, has fallen even lower. We expect that, within a matter of months, these factors will positively impact the worldwide economic picture, as will increased spending by the United States government. In addition, many businesses are closer to the end than the beginning of liquidating excess inventory, so we believe that earnings will not continue to decline as they did in 2001 and the prospects for growth stocks may improve.

     Until then, we will seek exceptional opportunities to buy--at very attractive prices--stocks of good companies with strong management, in businesses that fit our long-term global investment themes. It is this ability to find long-term potential in the midst of near-term turmoil that has long made Oppenheimer International Growth Fund part of The Right Way to Invest.

                    6 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Regional Allocation/5/

[GRAPH]

  Europe                  56.0%
  Asia                    25.3
  United States/ Canada   11.7
  Latin America            5.7
  Emerging
   Europe                  0.9
  Middle East/ Africa      0.4

Top Ten Geographical Diversification Holdings/5/
--------------------------------------------------------------------------------
Great Britain                                                              18.9%
--------------------------------------------------------------------------------
Japan                                                                      16.4
--------------------------------------------------------------------------------
The Netherlands                                                            13.6
--------------------------------------------------------------------------------
France                                                                     10.6
--------------------------------------------------------------------------------
United States                                                               8.9
--------------------------------------------------------------------------------
Germany                                                                     7.2
--------------------------------------------------------------------------------
India                                                                       5.1
--------------------------------------------------------------------------------
Brazil                                                                      4.0
--------------------------------------------------------------------------------
Canada                                                                      2.8
--------------------------------------------------------------------------------
Korea, Republic of (South)                                                  2.7

Top Ten Common Stock Holdings/6/
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                           4.5%
--------------------------------------------------------------------------------
Koninklijke Boskalis Westminster NV                                         4.3
--------------------------------------------------------------------------------
Jenoptik AG                                                                 3.1
--------------------------------------------------------------------------------
UBI Soft Entertainment SA                                                   3.1
--------------------------------------------------------------------------------
Infogrames Entertainment SA                                                 2.9
--------------------------------------------------------------------------------
Van der Moolen Holding NV                                                   2.7
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), Preference                  2.7
--------------------------------------------------------------------------------
Sega Corp.                                                                  2.5
--------------------------------------------------------------------------------
Reed International plc                                                      2.3
--------------------------------------------------------------------------------
Wolters Kluwer NV                                                           2.3

5. Portfolio is subject to change. Percentages are as of November 30, 2001, and are based on total market value of investments.
6. Portfolio is subject to change. Percentages are as of November 30, 2001, and are based on net assets.

                    7 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the 12 months that ended November 30, 2001, Oppenheimer International Growth Fund delivered weaker performance than its benchmark, the MSCI EAFE Index. The Fund had a larger weighting in technology stocks, more specifically video game manufacturers, than the index. During the first nine months of the year, these technology holdings helped the Fund's performance. In the wake of the September terrorist attacks on the United States, however, equity markets around the world, already weak due to very slow economic growth, became even weaker. Technology stocks were particularly hard hit, while consumer staples and financial stocks, sectors where the Fund had below-average exposure, proved more resilient. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until November 30, 2001. In the case of Class A, Class B and Class C shares, performance is measured since the inception of the Fund on March 25, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable

                    8 | OPPENHEIMER INTERNATIONAL GROWTH FUND contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of the performance of securities listed on 20 of the principal stock markets in Europe, Australia and the Far East, and is widely recognized as a measure of international stock performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                    9 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                                                         Morgan Stanley Capital
                           Oppenheimer International      International (MSCI)
                             Growth Fund (Class A)            EAFE Index

 3/25/1996                            9,425                     10,000
 5/31/1996                            9,849                     10,106
 8/31/1996                           10,085                      9,895
11/30/1996                           11,065                     10,462
 2/28/1997                           12,026                     10,136
 5/31/1997                           13,082                     10,900
 8/31/1997                           13,261                     10,821
11/30/1997                           13,544                     10,449
 2/28/1998                           14,375                     11,737
 5/31/1998                           16,634                     12,143
 8/31/1998                           14,040                     10,836
11/30/1998                           14,461                     12,202
 2/28/1999                           14,467                     12,353
 5/31/1999                           14,935                     12,709
 8/31/1999                           16,136                     13,656
11/30/1999                           19,587                     14,816
 2/29/2000                           28,739                     15,536
 5/31/2000                           22,865                     14,924
 8/31/2000                           25,519                     14,996
11/30/2000                           20,335                     13,415
 2/28/2001                           20,242                     12,848
 5/31/2001                           19,951                     12,396
 8/31/2001                           16,993                     11,385
11/30/2001                           16,151                     10,884

Average Annual Total Returns of Class A Shares of the Fund at 11/30/01/1/ 1-Year -25.15% 5-Year 6.59% Since Inception 8.81%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [CHART]

                                                            Morgan Stanley
                            Oppenheimer International   Capital International
                              Growth Fund (Class B)       (MSCI) EAFE Index

 3/25/1996                           10,000                     10,000
 5/31/1996                           10,420                     10,106
 8/31/1996                           10,640                      9,895
11/30/1996                           11,650                     10,462
 2/28/1997                           12,630                     10,136
 5/31/1997                           13,720                     10,900
 8/31/1997                           13,890                     10,821
11/30/1997                           14,150                     10,449
 2/28/1998                           14,992                     11,737
 5/31/1998                           17,318                     12,143
 8/31/1998                           14,586                     10,836
11/30/1998                           14,992                     12,202
 2/28/1999                           14,982                     12,353
 5/31/1999                           15,433                     12,709
 8/31/1999                           16,636                     13,656
11/30/1999                           20,137                     14,816
 2/29/2000                           29,521                     15,536
 5/31/2000                           23,443                     14,924
 8/31/2000                           26,113                     14,996
11/30/2000                           20,773                     13,415
 2/28/2001                           20,630                     12,848
 5/31/2001                           20,299                     12,396
 8/31/2001                           17,252                     11,385
11/30/2001                           16,262                     10,884

Average Annual Total Returns of Class B Shares of the Fund at
11/30/01/1/ 1-Year -24.98% 5-Year 6.72% Since Inception 8.94%

1. See Notes on page 12 for further details.

                   10 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer International Growth Fund (Class C)
-- Morgan Stanley Capital International (MSCI) EAFE Index

                                    [CHART]

                                  Oppenheimer                Morgan Stanley
                                  International          Capital International
                             Growth Fund (Class C)         (MSCI) EAFE Index

 3/25/1996                           10,000                     10,000
 5/31/1996                           10,420                     10,106
 8/31/1996                           10,650                      9,895
11/30/1996                           11,660                     10,462
 2/28/1997                           12,650                     10,136
 5/31/1997                           13,730                     10,900
 8/31/1997                           13,900                     10,821
11/30/1997                           14,170                     10,449
 2/28/1998                           15,012                     11,737
 5/31/1998                           17,338                     12,143
 8/31/1998                           14,606                     10,836
11/30/1998                           15,012                     12,202
 2/28/1999                           15,003                     12,353
 5/31/1999                           15,454                     12,709
 8/31/1999                           16,657                     13,656
11/30/1999                           20,158                     14,816
 2/29/2000                           29,563                     15,536
 5/31/2000                           23,475                     14,924
 8/31/2000                           26,145                     14,996
11/30/2000                           20,794                     13,415
 2/28/2001                           20,662                     12,848
 5/31/2001                           20,331                     12,396
 8/31/2001                           17,273                     11,385
11/30/2001                           16,395                     10,884

Average Annual Total Returns of Class C Shares of the Fund at 11/30/01/1/ 1-Year -21.91% 5-Year 7.05% Since Inception 9.09%

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer International Growth Fund (Class N)
-- Morgan Stanley Capital International (MSCI) EAFE Index

                                    [CHART]

                            Oppenheimer            Morgan Stanley
                           International       Capital International
                       Growth Fund (Class N)     (MSCI) EAFE Index

3/1/2001                      10,000                   10,000
5/31/2001                      9,856                    9,648
8/31/2001                      8,388                    8,861
11/30/2001                     7,887                    8,471


Cumulative Total Return of Class N Shares of the Fund at 11/30/01/1/ Since Inception -21.13%

The performance information for the MSCI EAFE Index in the graphs begins on 3/31/96 for Class A, B and C, and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                   11 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 3/25/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/25/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                   12 | OPPENHEIMER INTERNATIONAL GROWTH FUND

                                                                      Financials


                   13 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2001

                                                                                    Market Value
                                                                       Shares         See Note 1
------------------------------------------------------------------------------------------------
Common Stocks--91.1%
Capital Goods--20.3%
Aerospace/Defense--2.6%
Empresa Brasileira de Aeronautica SA (Embraer), Preference          5,359,000       $ 23,401,284
Electrical Equipment--3.3%
Halma plc                                                           6,891,000         16,706,334
Toshiba Corp.                                                       2,957,424         12,634,869
                                                                                    ------------
                                                                                      29,341,203

Industrial Services--9.3%
3i Group plc                                                          470,631          5,859,287
BTG plc/1/                                                            854,000          9,377,748
Hays plc                                                            1,701,100          4,924,656
Hyundai Heavy Industries Co. Ltd.                                     429,663          8,320,196
ICTS International NV                                                 211,200          1,424,438
Koninklijke Boskalis Westminster NV                                 1,292,891         38,202,602
Technip-Coflexip SA, Sponsored ADR/1/                                 462,875         13,955,681
                                                                                    ------------
                                                                                      82,064,608

Manufacturing--5.1%
FKI plc                                                             1,871,070          5,109,858
GSI Lumonics, Inc./1/                                               1,125,000          8,583,750
Jenoptik AG                                                         1,337,765         27,250,741
Sauer-Danfoss, Inc.                                                   150,000          1,125,000
Shire Pharmaceuticals Group plc/1/                                    259,800          3,093,682
                                                                                    ------------
                                                                                      45,163,031

Communication Services--2.0%
Telecommunications-Long Distance--1.3%
Videsh Sanchar Nigam Ltd.                                           2,081,700         10,110,990
Videsh Sanchar Nigam Ltd., Sponsored ADR                              175,504          1,598,841
                                                                                    ------------
                                                                                      11,709,831

Telephone Utilities--0.7%
Tele Norte Leste Participacoes SA (Telemar)                       540,369,189          6,160,700
Consumer Cyclicals--13.3%
Autos & Housing--1.6%
Aucnet, Inc.                                                          205,230          2,415,353
Ducati Motor Holding SpA/1/                                         2,500,000          3,883,798
Porsche AG, Preferred                                                  11,601          4,142,965
Solidere, GDR1/2/                                                     855,700          3,829,257
                                                                                    ------------
                                                                                      14,271,373

                   14 | OPPENHEIMER INTERNATIONAL GROWTH FUND


                                                                                                   Market Value
                                                                                     Shares          See Note 1
---------------------------------------------------------------------------------------------------------------
Consumer Services--1.6%
Prosegur Compania de Seguridad SA                                                    638,176        $ 8,828,482
Randstad Holding NV                                                                  424,200          5,070,713
                                                                                                    -----------
                                                                                                     13,899,195

Media--4.5%

Reed International plc                                                             2,377,339         20,002,907
Wolters Kluwer NV                                                                    922,099         19,980,668
                                                                                                    -----------
                                                                                                     39,983,575

Retail: General--0.2%
Compagnie Financiere Richemont AG, A Units                                            95,000          1,799,854
Retail: Specialty--4.9%
Boots Co. plc                                                                      1,965,600         16,538,539
UBI Soft Entertainment SA/1/                                                         774,221         26,966,938
                                                                                                    -----------
                                                                                                     43,505,477

Textile/Apparel & Home Furnishings--0.5%
Bulgari SpA                                                                          493,000          4,180,363
Consumer Staples--17.0%
Beverages--0.5%

Aalberts Industries NV                                                               303,500          4,810,044
Broadcasting--3.2%

Grupo Televisa SA, Sponsored GDR/1/                                                  246,000          8,536,200
LG Home Shopping, Inc./3/                                                            352,472         15,506,054
Sogecable SA/1/                                                                      168,300          4,159,205
                                                                                                    -----------
                                                                                                     28,201,459

Entertainment--11.4%

Imagineer Co. Ltd./1/                                                                105,000            635,356
Infogrames Entertainment SA/1/                                                     1,837,288         25,910,446
Nintendo Co. Ltd.                                                                    230,600         39,800,601
Sega Corp./1/                                                                      1,057,200         21,939,133
Village Roadshow Ltd., Cl. A, Preference                                           7,339,185          6,397,477
Zee Telefilms Ltd.                                                                 2,355,000          6,330,936
                                                                                                    -----------
                                                                                                    101,013,949

Household Goods--1.9%
Wella AG                                                                              52,000          2,265,183
Wella AG, Preference, Non-Vtg.                                                       299,500         14,105,863
                                                                                                    -----------
                                                                                                     16,371,046

                   15 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

                                                                                                   Market Value
                                                                                      Shares         See Note 1
---------------------------------------------------------------------------------------------------------------
Energy--3.2%
Energy Services--2.0%
Electrofuel, Inc./1/                                                                 750,000        $   415,156
Expro International Group plc                                                      1,077,900          6,121,103
Innogy Holdings plc                                                                3,914,500         11,123,069
                                                                                                    -----------
                                                                                                     17,659,328

Oil: International--1.2%
Canadian Hunter Exploration Ltd./1/                                                  309,700         10,435,651
                                                                                                    -----------
Financial--8./1/%
Banks--2.2%
Banco Espirito Santo SA                                                              215,975          2,688,038
Julius Baer Holding AG, Cl. B                                                         31,550         10,422,152
Uniao de Bancos Brasileiros SA (Unibanco), Sponsored ADR                             307,300          6,084,540
                                                                                                    -----------
                                                                                                     19,194,730

Diversified Financial--5./1/%
Collins Stewart Ltd.                                                               1,748,400          8,926,348
Espirito Santo Financial Group, ADR                                                  234,700          3,879,591
Housing Development Finance Corp. Ltd.                                               132,750          1,913,284
ICICI Ltd., Sponsored ADR                                                          1,080,000          6,490,800
Van der Moolen Holding NV                                                            848,100         23,920,745
                                                                                                    -----------
                                                                                                     45,130,768

Insurance--0.8%
Axa SA                                                                               273,200          5,968,808
Ockham Holdings plc                                                                1,604,011            983,616
                                                                                                    -----------
                                                                                                      6,952,424

Healthcare--9.5%
Healthcare/Drugs--5.5%
Biocompatibles International plc/1/                                                3,374,298          5,293,295
Cambridge Antibody Technology Group plc/1/                                           194,300          4,666,216
Elan Corp. plc, ADR/1/                                                               220,940          9,769,967
NeuroSearch AS/1/                                                                    272,600          4,721,766
Nicox SA/1/                                                                          269,561         12,176,860
Oxford GlycoSciences plc/1/                                                          445,948          3,561,412
Pliva d.d., GDR/2/                                                                   848,350          8,313,830
                                                                                                    -----------
                                                                                                     48,503,346

Healthcare/Supplies & Services--4.0%
Novogen Ltd./1/                                                                    4,406,800          3,552,564
Ortivus AB, B Shares/1/                                                              551,400          1,083,767
PowderJect Pharmaceuticals plc/1/                                                  2,522,000         19,511,687
SkyePharma plc/1/                                                                 14,194,700         11,386,722
                                                                                                    -----------
                                                                                                     35,534,740

                   16 | OPPENHEIMER INTERNATIONAL GROWTH FUND



                                                                                                    Market Value
                                                                                     Shares          See Note 1
Technology--15.6%
Computer Hardware--0.7%
Oberthur Card Systems SA/1/                                                          784,005       $  6,191,623
Computer Services--2.4%
Alten SA/1/                                                                          234,930          3,540,297
Computer Services Solutions Holding NV                                               686,208          3,963,078
Magnus Holding NV                                                                    918,480            937,544
Redbus Interhouse plc/1/                                                           1,354,700            231,833
Ushio, Inc.                                                                          994,000         12,433,073
                                                                                                    -----------
                                                                                                     21,105,825

Computer Software--7.0%
Capcom Co. Ltd.                                                                      438,100         12,418,527
Eidos plc/1/                                                                       2,244,900          7,563,430
Infosys Technologies Ltd.                                                            151,100         12,282,037
Koei Co. Ltd.                                                                        231,500          7,427,104
Konami Co. Ltd.                                                                      184,900          6,262,451
NIIT Ltd.                                                                          1,478,700          6,680,836
Unit 4 Agresso NV/1/                                                                 848,300          8,773,008
                                                                                                    -----------
                                                                                                     61,407,393

Communications Equipment--0.1%
Pace Micro Technology plc                                                            130,300            758,149
Electronics--5.4%
Art Advanced Research Technologies, Inc./1,4/                                      1,901,125          5,559,070
ASM International NV/1/                                                              484,100          7,169,521
Electrocomponents plc                                                                626,200          4,500,840
Hamamatsu Photonics K.K.                                                             608,000         15,160,494
Hoya Corp.                                                                            93,300          6,138,158
Keyence Corp.                                                                         31,100          5,491,504
Sony Corp.                                                                            78,767          3,716,994
                                                                                                    -----------
                                                                                                     47,736,581

Transportation--1.1%
Shipping--1.1%
Smit Internationale NV, CVA                                                          365,104          7,617,099
Tsakos Energy Navigation Ltd./1,4/                                                   204,400          1,773,352
                                                                                                    -----------
                                                                                                      9,390,451

Utilities--1.0%
Electric Utilities--1.0%
Nordex AG/1/                                                                       1,367,900          8,573,724
                                                                                                    -----------
Total Common Stocks (Cost $965,768,784)                                                             804,451,725

                  17 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued


                                                                                                   Market Value
                                                                                      Shares        See Note 1
---------------------------------------------------------------------------------------------------------------
Preferred Stocks--1.9%
Ceres, Inc., $4.00 Cv., Series C-1/1,4/                                               44,515       $    267,090
---------------------------------------------------------------------------------------------------------------
Ceres, Inc.:
Cv., Series C /1,4/                                                                  600,000          3,600,000
Cv., Series D /1,4/                                                                  418,000          2,508,000
---------------------------------------------------------------------------------------------------------------
Oxagen Ltd. /1,3,4/                                                                1,250,000          2,139,150
---------------------------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred                                                 176,000          8,037,110
                                                                                                   ------------
Total Preferred Stocks (Cost $15,177,189)                                                            16,551,350


                                                                                       Units
---------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
Ceres Group, Inc., Series C Wts., Exp. 12/30/01/1/                                    20,032                 --
---------------------------------------------------------------------------------------------------------------
Ceres Group, Inc., Series D Wts., Exp. 12/31/30/1/                                    41,800                 --
                                                                                                   ------------
Total Rights, Warrants and Certificates (Cost $0)                                                            --


                                                                                    Principal
                                                                                     Amount
---------------------------------------------------------------------------------------------------------------
Repurchase Agreements--8.2%
Repurchase agreement with Banque Nationale De Paris,
2.05%, dated 11/30/01, to be repurchased at $16,002,733
on 12/3/01, collateralized by U.S. Treasury Nts., 6.25%, 6/30/02,
with a value of $16,362,045                                                      $16,000,000         16,000,000
---------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc.,
2.12%, dated 11/30/01, to be repurchased at $56,389,960
on 12/3/01, collateralized by Federal National Mortgage Assn.,
6%--6.50%, 5/1/16--11/1/31, with a value of $42,706,654 and
Federal Home Loan Mortgage Corp., 6%--7%, 10/1/16-11/1/31,
with a value of $14,890,413                                                       56,380,000         56,380,000
                                                                                                   ------------
Total Repurchase Agreements (Cost $72,380,000)                                                       72,380,000

---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,053,325,973)                                      101.2%       893,383,075
---------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                   (1.2)       (10,496,394)
                                                                                 ------------------------------
Net Assets                                                                             100.0%      $882,886,681
                                                                                 ==============================

                  18 | OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,143,087 or 1.38% of the Fund's net assets as of November 30, 2001.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of November 30, 2001, amounts to $17,645,204. Transactions during the period in which the issuer was an affiliate are as follows:


                                                                                                 Unrealized
                              Shares           Gross            Gross            Shares        Appreciation    Dividend
                       Nov. 30, 2000       Additions       Reductions     Nov. 30, 2001       (Depreciation)     Income
-----------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
LG Home Shopping, Inc.        94,761         257,711               --           352,472            (232,694)    $64,467
Oxagen Ltd.                       --       1,250,000               --         1,250,000             (71,550)         --
                                                                                                                -------
                                                                                                                $64,467
                                                                                                                =======

 4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:


Geographical Diversification                                   Market Value        Percent
------------------------------------------------------------------------------------------
Great Britain                                                  $168,379,880           18.9%
Japan                                                           146,473,616           16.4
The Netherlands                                                 121,869,461           13.6
France                                                           94,710,654           10.6
United States                                                    79,880,090            8.9
Germany                                                          64,375,586            7.2
India                                                            45,407,725            5.1
Brazil                                                           35,646,524            4.0
Canada                                                           24,993,626            2.8
Korea, Republic of (South)                                       23,826,250            2.7
Spain                                                            12,987,687            1.5
Switzerland                                                      12,222,006            1.4
Australia                                                         9,950,040            1.1
Ireland                                                           9,769,967            1.1
Mexico                                                            8,536,200            1.0
Croatia                                                           8,313,830            0.9
Italy                                                             8,064,161            0.9
Portugal                                                          6,567,629            0.7
Denmark                                                           4,721,766            0.5
Lebanon                                                           3,829,258            0.4
Norway                                                            1,773,352            0.2
Sweden                                                            1,083,767            0.1
                                                               ---------------------------
Total                                                          $893,383,075          100.0%
                                                               ===========================

See accompanying Notes to Financial Statements.


                  19 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2001

-------------------------------------------------------------------------------------------
Assets

Investments, at value--see accompanying statement:

Unaffiliated companies (cost $1,035,376,525)                                $ 875,737,871
Affiliated companies (cost $17,949,448)                                        17,645,204
                                                                            ---------------
                                                                              893,383,075

-------------------------------------------------------------------------------------------
Cash                                                                            1,578,292
-------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                              27,509
-------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                              9,061,269
Interest and dividends                                                          1,203,273
Investments sold                                                                  163,125
Other                                                                               3,275
                                                                            ---------------
Total assets                                                                  905,419,818

-------------------------------------------------------------------------------------------
Liabilities

Unrealized depreciation on foreign currency contracts                                 527
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          16,841,256
Shares of beneficial interest redeemed                                          4,958,669
Distribution and service plan fees                                                322,468
Trustees' compensation                                                            131,672
Shareholder reports                                                                23,836
Transfer and shareholder servicing agent fees                                      20,453
Other                                                                             234,256
                                                                            ---------------
Total liabilities                                                              22,533,137
-------------------------------------------------------------------------------------------
Net Assets                                                                  $ 882,886,681
                                                                            ===============
-------------------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                           $ 1,131,177,318
-------------------------------------------------------------------------------------------
Accumulated net investment income                                               1,431,640
-------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                (89,762,757)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies      (159,959,520)
                                                                            ---------------
Net Assets                                                                  $ 882,886,681
                                                                            ===============

                   20 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $535,615,139 and 35,804,517 shares of beneficial interest
outstanding)                                                            $14.96
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                      $15.87
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $230,085,237 and 16,042,123 shares of beneficial interest
outstanding)                                                            $14.34
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $114,084,071 and 7,941,779 shares of beneficial interest
outstanding)                                                            $14.37
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,102,234 and 207,809 shares of beneficial interest
outstanding)                                                            $14.93


See accompanying Notes to Financial Statements.

                   21 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2001

-------------------------------------------------------------------------------------------
Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,431,047)   $    15,701,401
Affiliated companies (net of foreign withholding taxes of $16,781)                 64,467
-------------------------------------------------------------------------------------------
Interest                                                                        2,871,679
                                                                          -----------------
Total income                                                                   18,637,547

-------------------------------------------------------------------------------------------
Expenses

Management fees                                                                 7,087,397
-------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                         1,321,113
Class B                                                                         2,627,971
Class C                                                                         1,227,443
Class N                                                                             4,298
-------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                         1,688,529
Class B                                                                           819,868
Class C                                                                           386,605
Class N                                                                             3,301
-------------------------------------------------------------------------------------------
Custodian fees and expenses                                                       511,645
-------------------------------------------------------------------------------------------
Trustees' compensation                                                             83,119
-------------------------------------------------------------------------------------------
Other                                                                             220,009
                                                                          -----------------
Total expenses                                                                 15,981,298
Less reduction to custodian expenses                                              (6,025)
Less voluntary waiver of transfer and shareholder
servicing agent fees--Classes A, B, C and N                                       (72,470)
                                                                          -----------------
Net expenses                                                                   15,902,803

-------------------------------------------------------------------------------------------
Net Investment Income                                                           2,734,744

-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                  (55,838,996)
Foreign currency transactions                                                (19,340,429)
                                                                          -----------------
Net realized gain (loss)                                                     (75,179,425)

-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                                 (132,852,581)
Translation of assets and liabilities denominated in foreign currencies       (2,212,404)
-------------------------------------------------------------------------------------------
Net change                                                                  (135,064,985)
                                                                          -----------------
Net realized and unrealized gain (loss)                                     (210,244,410)

-------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                      $ (207,509,666)
                                                                          =================

See accompanying Notes to Financial Statements.

                   22 | OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,                                                                     2001              2000
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                     $   2,734,744     $   (1,167,125)
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                           (75,179,425)          88,209,618
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (135,064,985)       (138,432,170)
                                                                                 -----------------------------------
Net increase (decrease) in net assets resulting from operations                   (207,509,666)        (51,389,677)

--------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Distributions from net realized gain:
Class A                                                                            (22,911,383)         (2,338,269)
Class B                                                                            (13,439,801)         (1,929,730)
Class C                                                                             (5,572,381)           (575,074)
Class N                                                                                      --                  --

--------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                             195,231,062         299,436,909
Class B                                                                              33,151,063         114,422,426
Class C                                                                              35,618,668          73,282,592
Class N                                                                               3,165,705                  --

--------------------------------------------------------------------------------------------------------------------
Net Assets

Total increase                                                                       17,733,267         430,909,177
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 865,153,414         434,244,237
                                                                                 -----------------------------------
End of period [including accumulated net investment
income (loss) of $1,431,640 and $(227,882), respectively]                        $  882,886,681      $  865,153,414
                                                                                 ===================================

See accompanying Notes to Financial Statements.

                   23 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,                            2001           2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                    $ 19.77        $ 19.22         $ 15.11         $ 14.37         $ 11.74
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .06          (.01)           (.02)             .05            (.05)/1/
Net realized and unrealized gain (loss)                   (3.93)          .77            5.02              .91            2.68/1/
                                                        --------------------------------------------------------------------------
Total income (loss) from
investment operations                                     (3.87)          .76            5.00              .96            2.63
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --             --           (.13)              --              --
Distributions from net realized gain                       (.94)          (.21)          (.76)            (.22)             --
                                                        --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.94)          (.21)          (.89)            (.22)             --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 14.96        $ 19.77        $ 19.22          $ 15.11         $ 14.37
                                                        ==========================================================================
----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                      (20.58)%         3.92%         35.31%            6.78%          22.40%

----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $535,615       $478,680       $208,981         $186,859        $122,720
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $536,366       $418,537       $180,719         $175,022         $66,156
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)                               0.62%          0.22%         (0.15)%           0.44%          (0.36)%
Expenses                                                   1.42%          1.38%          1.55%            1.40%/4/        1.78%/4/
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      33%            61%            75%             82%              64%

1. Based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


See accompanying Notes to Financial Statements.

                   24 | OPPENHEIMER INTERNATIONAL GROWTH FUND


Class B   Year Ended November 30,                        2001           2000            1999           1998           1997
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                   $19.14         $18.75          $14.76         $14.15         $11.65
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.01)          (.08)           (.14)          (.03)          (.12)/1/
Net realized and unrealized gain (loss)                 (3.85)           .68            4.92            .86           2.62/1/
                                                       -------------------------------------------------------------------------
Total income (loss) from
investment operations                                   (3.86)           .60            4.78            .83           2.50
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --             --            (.03)            --             --
Distributions from net realized gain                     (.94)          (.21)           (.76)          (.22)            --
                                                       -------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                            (.94)          (.21)           (.79)          (.22)            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.34         $19.14          $18.75         $14.76         $14.15
                                                      ==========================================================================

--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                    (21.23)%         3.16%          34.32%          5.95%         21.46%

--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $230,085       $273,243        $176,021       $142,127        $90,565
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $262,745       $276,393        $145,203       $125,772        $45,553
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                                     (0.15)%        (0.56)%         (0.91)%        (0.34)%        (1.14)%
Expenses                                                 2.17%          2.14%           2.31%          2.18%/4/       2.56%/4/
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    33%            61%             75%            82%            64%

1. Based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                   25 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued


                                                                                                      Class C         Class N
                                                                                                         Year          Period
                                                                                                        Ended           Ended
                                                                                                     Nov. 30,        Nov. 30,
                                                         2001          2000        1999      1998        1997         2001/1/
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                   $19.16        $18.77      $14.78    $14.17      $11.66          $18.74
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --/2/       (.04)       (.13)     (.03)        (.13)/3/        .01
Net realized and unrealized gain (loss)                (3.85)           .64        4.91       .86        2.64/3/       (3.82)
                                                  -----------------------------------------------------------------------------
Total income (loss) from
investment operations                                  (3.85)           .60        4.78       .83        2.51          (3.81)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --            --       (.03)        --          --              --
Distributions from net realized gain                    (.94)         (.21)       (.76)     (.22)          --              --
                                                  -----------------------------------------------------------------------------
Total dividends and/or
distributions to shareholders                           (.94)         (.21)       (.79)     (.22)          --              --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.37        $19.16      $18.77    $14.78      $14.17          $14.93
                                                  =============================================================================
-------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/4/                    (21.16)%        3.16%      34.28%     5.94%      21.53%         (20.33)%

-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)             $114,084      $113,230     $49,242   $36,776     $21,908          $3,102
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $122,775       $98,110     $39,641   $32,460     $10,864          $1,152
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/5/
Net investment income (loss)                          (0.14)%       (0.53)%     (0.92)%   (0.34)%     (1.18)%           0.18%
Expenses                                                2.17%         2.14%       2.32%    2.17%/6/    2.55%/6/         1.74%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33%           61%         75%       82%         64%             33%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. Less than $0.005 per share.
3. Based on average shares outstanding for the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                   26 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer International Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. Beginning September 1, 2001, the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                   27 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of November 30, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

            Expiring
            ------------------------------------------
            2009                           $80,843,212

As of November 30, 2001, the Fund had approximately $8,809,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately $23,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended November 30, 2001, the Fund's projected benefit obligations were increased by $50,278 and payments of $1,809 were made to retired trustees, resulting in an accumulated liability of $126,820 as of November 30, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation

                   28 | OPPENHEIMER INTERNATIONAL GROWTH FUND
deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $41,561, a decrease in accumulated net investment income of $1,075,222, and a decrease in accumulated net realized loss on investments of $1,033,661. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                  29 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
2.Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                         Year Ended November 30, 2001/1/             Year Ended November 30, 2000
                                           Shares                 Amount            Shares                 Amount
-----------------------------------------------------------------------------------------------------------------
Class A
Sold                                  108,489,049        $ 1,945,995,797        76,011,738        $ 1,793,646,337
Dividends and/or
distributions reinvested                  929,206             17,682,799           107,442              2,137,021
Redeemed                              (97,825,030)        (1,768,447,534)      (62,783,039)        (1,496,346,449)
                                      ---------------------------------------------------------------------------
Net increase (decrease)                11,593,225        $   195,231,062        13,336,141        $   299,436,909
                                      ===========================================================================
-----------------------------------------------------------------------------------------------------------------
Class B
Sold                                    8,047,368        $   137,864,302        10,533,589         $  244,951,984
Dividends and/or
distributions reinvested                  644,557             11,853,418            95,979              1,861,912
Redeemed                               (6,928,344)          (116,566,657)       (5,739,196)          (132,391,470)
                                      ---------------------------------------------------------------------------
Net increase (decrease)                 1,763,581        $    33,151,063         4,890,372        $   114,422,426
                                      ===========================================================================
-----------------------------------------------------------------------------------------------------------------
Class C
Sold                                   15,378,417        $   267,377,719        16,858,318        $   390,185,202
Dividends and/or
distributions reinvested                  240,466              4,429,384            27,786                539,702
Redeemed                              (13,585,578)          (236,188,435)      (13,601,068)          (317,442,312)
                                      ---------------------------------------------------------------------------
Net increase (decrease)                 2,033,305        $    35,618,668         3,285,036        $    73,282,592
                                      ===========================================================================
-----------------------------------------------------------------------------------------------------------------
Class N
Sold                                      220,109        $     3,343,158                --        $            --
Dividends and/or
distributions reinvested                       --                     --                --                     --
Redeemed                                  (12,300)              (177,453)               --                     --
                                      ---------------------------------------------------------------------------
Net increase (decrease)                   207,809        $     3,165,705                --        $            --
                                      ===========================================================================

1. For the year ended November 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.

                  30 | OPPENHEIMER INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2001, were $534,115,122 and $288,295,543, respectively.

As of November 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,053,413,958 was:

      Gross unrealized appreciation                         $  53,635,388
      Gross unrealized depreciation                          (213,666,271)
                                                            -------------
      Net unrealized appreciation (depreciation)            $(160,030,883)
                                                            =============

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of average annual net assets in excess of $2 billion. The Fund's management fee for the year ended November 30, 2001, was an annualized rate of 0.77%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                                         Class A
                       Aggregate       Front-End
                       Front-End           Sales     Commissions on     Commissions on     Commissions on    Commissions on
                   Sales Charges         Charges     Class A Shares     Class B Shares     Class C Shares    Class N Shares
                      on Class A     Retained by        Advanced by        Advanced by        Advanced by       Advanced by
Year Ended                Shares     Distributor     Distributor/1/     Distributor/1/     Distributor/1/    Distributor/1/
---------------------------------------------------------------------------------------------------------------------------
Nov. 30, 2001         $2,268,871       $330,999           $958,310         $2,010,709           $548,577            $28,417

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                  31 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Management Fees and Other Transactions with Affiliates Continued
--------------------------------------------------------------------------------

                   Class A Contingent        Class B Contingent         Class C Contingent        Class N Contingent
                   Deferred Sales Charges    Deferred Sales Charges     Deferred Sales Charges    Deferred Sales Charges
Year Ended         Retained by Distributor   Retained by Distributor    Retained by Distributor   Retained by Distributor
-------------------------------------------------------------------------------------------------------------------------
Nov. 30, 2001                      $46,218                 $551,444                    $68,806                        $5

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended November 30, 2001, payments under the Class A plan totaled $1,321,113, all of which were paid by the Distributor to recipients, and included $62,532 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any

                   32 | OPPENHEIMER INTERNATIONAL GROWTH FUND plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended November 30, 2001, were as follows:

                                                                                                     Distributor's
                                                                                 Distributor's           Aggregate
                                                                                     Aggregate       Expenses as %
                         Total Payments         Amount Retained          Unreimbursed Expenses       of Net Assets
                             Under Plan          by Distributor                     Under Plan            of Class
------------------------------------------------------------------------------------------------------------------
Class B Plan                $ 2,627,971             $ 2,141,633                    $ 5,793,397               2.52%
Class C Plan                  1,227,443                 561,028                      1,665,274                1.46
Class N Plan                      4,298                   3,651                         26,325                0.85
-------------------------------------------------------------------------------------------------------------------

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of November 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                  Contract Amount       Valuation as of              Unrealized         Unrealized
Contract Description        Expiration Dates               (000s)         Nov. 30, 2001            Appreciation       Depreciation
----------------------------------------------------------------------------------------------------------------------------------
Contracts to Purchase
Euro (EUR)                   12/3/01-12/4/01             EUR4,224            $ 3,781,346               $ 27,509                $--
Contracts to Sell
Euro (EUR)                           12/3/01               EUR129                115,240                     --                527
                                                                                                      -----------------------------
Total Unrealized
Appreciation
and Depreciation                                                                                       $ 27,509              $ 527
                                                                                                      =============================

                   33 | OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued


6. Illiquid or Restricted Securities
--------------------------------------------------------------------------------
 As of November 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 2001, was $15,846,662, which represents 1.79% of the Fund's net assets, of which $14,073,310 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                                     Unrealized
                                                                                         Valuation as of           Appreciation
Security                                     Acquisition Dates              Cost           Nov. 30, 2001         (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Stocks and Warrants
Art Advanced Research Technologies, Inc.               6/19/01        $7,500,000              $5,559,070            $(1,940,930)
Ceres, Inc., $4.00 Cv., Series C-1                      2/6/01           178,060                 267,090                 89,030
Ceres, Inc., Cv., Series C                              1/6/99         2,400,000               3,600,000              1,200,000
Ceres, Inc., Cv., Series D                             3/15/01         2,508,000               2,508,000                     --
Oxagen Ltd.                                           12/20/00         2,210,700               2,139,150               (71,550)
--------------------------------------------------------------------------------------------------------------------------------

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended or at November 30, 2001.

                   34 | OPPENHEIMER INTERNATIONAL GROWTH FUND

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
December 14, 2001

                   35 | OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited


--------------------------------------------------------------------------------
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $0.9437 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 2000, of which $0.8145 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended November 30, 2001, are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                   36 | OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND


--------------------------------------------------------------------------------
Officers and Trustees              Leon Levy, Chairman of the Board of Trustees
                                   Donald W. Spiro, Vice Chairman of the Board
                                   of Trustees
                                   John V. Murphy, Trustee and President
                                   Robert G. Galli, Trustee
                                   Phillip A. Griffiths, Trustee
                                   Benjamin Lipstein, Trustee
                                   Elizabeth B. Moynihan, Trustee
                                   Kenneth A. Randall, Trustee
                                   Edward V. Regan, Trustee
                                   Russell S. Reynolds, Jr., Trustee
                                   Clayton K. Yeutter, Trustee
                                   George Evans, Vice President
                                   Robert G. Zack, Secretary
                                   Brian W. Wixted, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Katherine P. Feld, Assistant Secretary
                                   Kathleen T. Ives, Assistant Secretary
                                   Denis R. Molleur, Assistant Secretary
--------------------------------------------------------------------------------
Investment Advisor                 OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor                        OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder           OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of                       The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors               KPMG LLP
--------------------------------------------------------------------------------
Legal Counsel                      Mayer, Brown & Platt


                                   Oppenheimer funds are distributed by
                                   OppenheimerFunds Distributor, Inc.
                                   498 Seventh Avenue, New York, NY 10018

         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                  37 | OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMERFUNDS FAMILY

Global Equity            Developing Markets Fund                            Global Fund
                         International Small Company Fund                   Quest Global Value Fund
                         Europe Fund                                        Global Growth & Income Fund
                         International Growth Fund
-------------------------------------------------------------------------------------------------------------
Equity                   Stock                                              Stock & Bond
                         Emerging Technologies Fund                         Quest Opportunity Value Fund
                         Emerging Growth Fund                               Total Return Fund
                         Enterprise Fund                                    Quest Balanced Value Fund
                         Discovery Fund                                     Capital Income Fund
                         Main Street(R)Small Cap Fund                       Multiple Strategies Fund
                         Small Cap Value Fund                               Disciplined Allocation Fund
                         MidCap Fund                                        Convertible Securities Fund
                         Main Street(R)Opportunity Fund                     Specialty
                         Growth Fund                                        Real Asset Fund(R)
                         Capital Appreciation Fund                          Gold & Special Minerals Fund
                         Main Street(R)Growth & Income Fund
                         Value Fund
                         Quest Capital Value Fund
                         Trinity Large Cap Growth Fund/1/
                         Trinity Core Fund
                         Trinity Value Fund
-------------------------------------------------------------------------------------------------------------
Income                   Taxable                                            Municipal
                         International Bond Fund                            California Municipal Fund/4/
                         High Yield Fund                                    New Jersey Municipal Fund/4/
                         Champion Income Fund                               New York Municipal Fund/4/
                         Strategic Income Fund                              Pennsylvania Municipal Fund/4/
                         Bond Fund                                          Municipal Bond Fund
                         Senior Floating Rate Fund                          Intermediate Municipal Fund
                         U.S. Government Trust
                         Limited-Term Government Fund
                         Capital Preservation Fund/2/
                         Rochester Division
                         Rochester National Municipals/3/
                         Rochester Fund Municipals
                         Limited Term New York Municipal Fund
-------------------------------------------------------------------------------------------------------------
Select Managers          Stock                                              Stock & Bond
                         Mercury Advisors Focus Growth Fund                 QM Active Balanced Fund/2/
                         Gartmore Millennium Growth Fund II/5/
                         Jennison Growth Fund
                         Salomon Brothers Capital Fund
                         Mercury Advisors S&P 500(R)Index Fund/2/
-------------------------------------------------------------------------------------------------------------
Money Market/6/          Money Market Fund                                  Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                  38 | OPPENHEIMER INTERNATIONAL GROWTH FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

Internet

24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET     1.800.843.4461
------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at www.oppenheimerfunds.com
------------------------------------------------------------------------------
Ticker Symbols Class A: OIGAX Class B: IGRWX Class C: OIGCX Class N: OIGNX
------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0825.001.1101 January 29, 2002     [LOGO] OppenheimerFunds(R)